                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               GENERAL MAGIC, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                     77-0250147
---------------------------------           ------------------------------------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

                               420 N. Mary Avenue
                               Sunnyvale, CA 94086
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               GENERAL MAGIC, INC.
                             2000 STOCK OPTION PLAN
               ---------------------------------------------------
                            (Full title of the plan)


                                 Steven Markman
    President, Chief Executive Officer and Chairman of the Board of Directors
                               General Magic, Inc.
                               420 N. Mary Avenue
                               Sunnyvale, CA 94086
               ---------------------------------------------------
                     (Name and address of agent for service)

Telephone number, including area code, of agent for service:  (408) 774-4000.

This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

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
-------------------------------------------------------------------------------------------------

                                 CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------
                                                                  Proposed
                                              Proposed            maximum
                             Amount to         maximum           aggregate          Amount of
Title of Securities to be        be        offering price         offering        registration
        registered           registered      per share(1)          price(1)            fee
-------------------------------------------------------------------------------------------------
Common Stock,                2,550,000          $6.56            $16,728,000       $4,416.19
Par Value $0.001 to be
issued under the General
Magic, Inc. 2000 Stock
Option Plan

TOTALS                       2,550,000          $6.56            $16,728,000       $4,416.19


--------------------

(1) Estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for purposes of calculating the registration fee. The computation is based upon the average of the high and low prices of the Common Stock on July 21, 2000, as reported on the Nasdaq National Market.

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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.        Incorporation of Documents by Reference

               General Magic, Inc. (the "Company") hereby incorporates by reference in this registration statement the following documents:

               (a) The Company's latest annual report on Form 10-K/A filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year ended 1999 as filed with the Securities and Exchange Commission on April 28, 2000.

               (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (a) above.

               (c) The description of the Company's Common Stock to be offered hereby contained in the Company's Registration Statement on Form 8-A filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

               All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.        Description of Securities

               The class of securities to be offered is registered under Section 12 of the Exchange Act.

Item 5.        Interests of Named Experts and Counsel

               Inapplicable.

Item 6.        Indemnification of Directors and Officers

               Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents and in agreements with its directors and officers provisions expanding the scope of indemnification beyond that specifically provided by the Delaware law. The Company's Bylaws provide that the Company shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action or a proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, his or her testator or intestate was or is a director, officer or employee of the Company or any predecessor of the Company or serves or served any other enterprise as a director, officer or employee at the request of the Company or a predecessor of the Company. The Company's Bylaws also provide that the Company may enter into one or more agreements with any person which provides for indemnification greater or different than that provided in such Bylaws. The Company has entered into such indemnification agreements with its directors and officers.

               The Company maintains insurance on behalf of any person who is a director or officer against any loss arising from any claim asserted against him or her and incurred by him or her in any such capacity, subject to certain exclusions.

               See also the undertakings set forth in response to Item 9 herein.

Item 7.        Exemption From Registration Claimed

               Inapplicable.

Item 8.        Exhibits

               See Exhibit Index.

Item 9.        Undertakings

               The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (1)(i) and (l)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on July 25, 2000.


                                     General Magic, Inc.



                                     By:  /s/ STEVEN MARKMAN
                                         ---------------------------------------
                                          Steven Markman
                                          President, Chief Executive Officer and
                                            Chairman of the Board of Directors


                        SIGNATURES AND POWER OF ATTORNEY

        The officers and directors of General Magic, Inc. whose signatures appear below, hereby constitute and appoint Steven Markman their true and lawful attorney and agent, with full power of substitution, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that said attorney and agent, or his substitute(s), shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                               Title                         Date
---------------------------------     -----------------------------------      -------------

                                      President, Chief Executive Officer,
/s/ STEVEN MARKMAN                    Chairman of the Board and Director       July 25, 2000
---------------------------------     (Principal Executive Officer)
Steven Markman

                                      Chief Financial Officer
/s/ ROSE M. MARCARIO                  (Principal Financial and                 July 25, 2000
---------------------------------     Accounting Officer)
Rose M. Marcario

/s/ ELIZABETH A. FETTER               Director                                 July 25, 2000
---------------------------------
Elizabeth A. Fetter

/s/ CHESTER A. HUBER, JR.             Director                                 July 25, 2000
---------------------------------
Chester A. Huber, Jr.

/s/ PHILIP D. KNELL                   Director                                 July 25, 2000
---------------------------------
 Philip D. Knell

/s/ TOM D. SEIP                       Director                                 July 25, 2000
---------------------------------
Tom D. Seip

/s/ SUSAN G. SWENSON                  Director                                 July 25, 2000
---------------------------------
Susan G. Swenson
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                                  EXHIBIT INDEX


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
4.1      Certificate of Incorporation of the Company dated March 14, 1994, is incorporated by reference to Exhibit 3.2 to the Company's Registration
         Statement on Form S-1 filed with the Securities and Exchange Commission on February 9, 1995 (File No. 33-87164)

4.2      Agreement and Plan of Merger dated January 30, 1995, between General
         Magic, Inc., a California corporation, and the Company is incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February
         9, 1995 (File No. 33-87164)

4.3 Certificate of Amendment of Certificate of Incorporation of the Company dated January 30, 1995, is incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 9, 1995 (File No.
         33-87164)

4.4 Certificate of Correction of the Certificate of Amendment of the Company dated February 24, 1995, is incorporated by reference to
         Exhibit 4.3 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on September 25, 1996 (File
         No. 333-12667)

4.5 Certificate of Retirement and Elimination of Classes of Common Stock and Series of Preferred Stock of the Company dated February 24, 1995, is incorporated by reference to Exhibit 4.5 to the Company's
         Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 11, 1997 (File No. 333-33329)

4.6 Certificate of Designation of Series A Convertible Preferred Stock of the Company dated February 26, 1998, is incorporated by reference to
         Exhibit 3.2 to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 1, 1998 (File No.
         333-51685)

4.7      Certificate of Designation of the 5 1/2% Cumulative Convertible Series
         B Preferred Stock of the Company dated March 3, 1998, is incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 1,
         1998 (File No. 333-51685)

4.8      Certificate of Merger of Netphonic Communications, Inc. into the
         Company dated March 6, 1998, is incorporated by reference to Exhibit
         4.7 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February 4, 1999 (File No.
         333-71781)

4.9      Certificate of Designations, Preferences and Rights of Series C
         Convertible Preferred Stock of the Company dated June 24, 1998, is incorporated by reference to Exhibit 3.1 to the Company's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on
         June 29, 1998 (File No. 000-25374)
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
4.10     Certificate of Amendment to Certificate of Incorporation of the Company
         dated January 21, 1999, is incorporated by reference to Exhibit 4.10 to the Company's Registration Statement on Form S-8 filed with the
         Securities and Exchange Commission on February 4, 1999 (File No.
         333-71781)

4.11 Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Company dated
         January 21, 1999, is incorporated by reference to Exhibit 4.11 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February 4, 1999 (File No. 333-71781)

4.12     Certificate of Designations, Preferences and Rights of Series D
         Convertible Preferred Stock of the Company dated March 30, 1999, is incorporated by reference to Exhibit 3.1 to the Company's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 1999 (File No. 000-25374)

4.13     Certificate of Designations, Preferences and Rights of Series E
         Convertible Preferred Stock of the Company dated June 17, 1999, is incorporated by reference to Exhibit 3.1 to the Company's Registration
         Statement on Form S-3 filed with the Securities and Exchange Commission on July 16, 1999 (File No. 333-83075)

4.14     Certificate of Designations, Preferences and Rights of Series F
         Convertible Preferred Stock of the Company dated September 9, 1999, is incorporated by reference to Exhibit 3.1 to the Company's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on September 10, 1999 (File No. 000-25374)

4.15     Certificate of Designations, Preferences and Rights of Series G
         Convertible Preferred Stock of the Company dated December 7, 1999, is incorporated by reference to Exhibit 3.1 to the Company's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2000 (File No. 000-25374)

4.16     Certificate of Designations, Preferences and Rights of Series H
         Convertible Preferred Stock of the Company dated March 29, 2000, is incorporated by reference to Exhibit 4.3 to the Company's Current
         Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2000 (File No. 000-25374)

4.17     Certificate of Amendment to Certificate of Incorporation dated June 23,
         2000, is incorporated by reference to Appendix A to the Company's
         Definitive (14A) Proxy Statement filed with the Securities and Exchange
         Commission on May 12, 2000 (File No. 000-25374)

4.18 General Magic, Inc. 2000 Stock Option Plan adopted April 14, 2000 and approved by the Company's Stockholders on June 22, 2000 is incorporated by reference to Appendix B to the Company's Definitive (14A) Proxy
         Statement filed with the Securities and Exchange Commission on May 12,
         2000 (File No. 000-25374)
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
4.19 Second Amended and Restated Bylaws of the Company are incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on February
         6, 1998 (File No. 333-45751)

5        Opinion re legality

23.1     Consent of Counsel (included in Exhibit 5)

23.2     Consent of Independent Auditors

24 Power of Attorney (included in signature pages to this registration statement)
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